UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2017

CARDAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181719	45-4484428
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2800 Woodlawn Drive, Suite 129, Honolulu, Hawaii 96822

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 457-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Cardax, Inc. (the “Company”) completed the closing of the sale of its securities under separate subscription agreements (each, a “Subscription Agreement”), by and between the Company and investors (each a “Purchaser” and collectively, the “Purchasers”) pursuant to which the Company issued and sold to the Purchasers units (each a “Unit” and collectively the “Units”) consisting of shares of the Company’s common stock (“Common Stock”) and warrants to purchase shares of Common Stock.

The Company last reported sales of its securities in its Current Report on Form 8-K filed August 28, 2017 and accompanying press release, under which the Company reported it received additional subscriptions for Units that it expected to be funded by September 30, 2017. Accordingly, from August 29, 2017 through September 27, 2017, the Company sold 14,090,170 Units for an aggregate purchase price of $1,690,821 pursuant to the previously received subscriptions. Each Unit consists of: (i) one (1) share of Common Stock, and (ii) a five-year warrant to purchase one (1) share of Common Stock at $0.12.

No placement agent or broker dealer was used or participated in any offering or sale of the Units.

The foregoing summary of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which was filed with the Company’s Annual Report on Form 10-K on March 31, 2017.

The securities were issued in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder.

As reported by the Company in the Current Report on Form 8-K filed August 28, 2017 and accompanying press release, on August 28, 2017 the Company stopped accepting subscriptions for the Units. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation to purchase, any of our securities.

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 1, 2017, the Company modified the quarterly compensation of the independent directors of the Company, which is payable in arrears in amount of $18,750 per independent director. Up to one-third (1/3) of quarterly compensation of each independent director shall be payable in cash at the discretion of each independent director, with notice of such election to be provided by each independent director prior to the start of each quarter. The remainder of the quarterly compensation of the independent directors shall be payable in the form of a grant of shares of the Company’s common stock or non-qualified stock options to purchase shares of the Company’s common stock under the 2014 Equity Compensation Plan based on the higher of the then current market price or $0.15 per share.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1(1)	Form of Subscription Agreement

(1)	Filed as an exhibit to the Annual Report on Form 10-K of the Company filed March 31, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2017

CARDAX, INC.

By:	/s/ David G. Watumull
David G. Watumull Chief Executive Officer and President

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